UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 29, 2005
SIPEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27892	04-6135748

(State of incorporation)	(Commission file number)	(IRS. Employer Identification No.)

233 South Hillview Drive
Milpitas, CA 95053

(Address of principal executive offices)
(408) 934-7500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 2.05 Costs Associated with Exit or Disposal Activities
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01 Entry into Material Definitive Agreement
     Bonus Plan
     On August 29, 2005, the Board of Directors of Sipex Corporation (“Sipex”) approved an executive bonus plan for the remainder of 2005 for certain of its officers. A summary of the bonus plan is filed hereto as Exhibit 10.1 (the “Bonus Plan”). The bonus amount to be paid to eligible executive officers pursuant to the Bonus Plan will be paid in cash and will generally be based on the achievement of certain financial, operational and transactional goals. This description of the Bonus Plan is qualified in its entirety by reference to the Bonus Plan Summary, which is filed hereto as Exhibit 10.1.
     Separation Agreement and General Release
     Effective September 2, 2005, Joseph T. Rauschmayer, Sipex’s Senior Vice President of Operations, departed from Sipex. In connection with Mr. Rauschmayer’s departure, Sipex entered into a Separation Agreement and General Release with him dated September 2, 2005. This agreement provides for severance benefits as follows:
•	A severance payment to Mr. Rauschmayer equal to $115,000;

•	Accelerated vesting of 50% of Mr. Rauschmayer’s unvested stock options on the date of his termination of employment with Sipex;

•	Amendment to Mr. Rauschmayer’s option agreements to extend the time period he will have to exercise his options until the date that is twelve months following the date that his options first become exercisable under Federal and State security laws;

•	An agreement by Mr. Rauschmayer to continue to comply with the terms of his Confidentiality Agreement with Sipex and maintain the confidentiality of Sipex’s confidential and proprietary information; and

•	A mutual release of claims among the parties.
     The foregoing description of the separation agreement is qualified in its entirety by reference to the provisions of the separation agreement attached hereto as Exhibit 10.2.
Item 2.05 Costs Associated with Exit or Disposal Activities
     On August 29, 2005, the Board of Directors of Sipex approved a plan to close its wafer fabrication operations located in Milpitas, California as part of a planed entry into a strategic relationship with Hangzhou Silan Integrated Circuit Co., Ltd. (“Silan-IC”). In connection with this strategic relationship with Silan-IC, Sipex intends to transfer the fabrication of Sipex’s current Bipolar and BiCMOS processes to Silan-IC over the next 9 to 12 months, and as a result, these actions will eventually result in the elimination of the employee positions at the Milpitas wafer fabrication facility. Sipex’s preliminary estimate of the costs associated with these actions consists of approximately $506,000 in one-time termination benefits, approximately $952,000 in retention and bonus payments, and approximately $905,000 in other costs related to the exit of the facility for a total estimated cost of $2.4 million. In addition, Sipex anticipates that it will record charges related to the write-down of the equipment and building assets associated with the Milpitas wafer fabrication facility on Sipex’s balance sheet. While Sipex is in the process of determining these asset write-down charges, they cannot be fully estimated at this time. A majority of these exit costs and asset write-down charges are expected to be taken through the calendar year of 2006.
     On September 1, 2005, Sipex issued a press release related to the planed strategic relationship with Silan-IC, as described above. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K regarding the proposed transaction between Sipex and Silan-IC, including the expected costs associated with the disposal of Sipex’s Milpitas wafer fabrication facility constitute forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important risks and other factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the risk that the costs may exceed the estimates; the parties may fail to successfully negotiate and execute definitive agreements on mutually acceptable terms; the ability to consummate the transaction as scheduled and planned; the conditions to the completion of the transaction may not be satisfied; or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the other factors described in Sipex’s publicly filed reports on Forms 10-K and 10-Q. Sipex assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Item 8.01 Other Events.
     Repricing
     The Sipex’s Board of Directors has approved the repricing of employee stock options outstanding under its stock option plans, effective as of the close of business on September 6, 2005; provided, however, that options granted pursuant to the Sipex Corporation 1999 Stock Plan and options granted to Sipex’s current CEO and directors will not be repriced. In addition, outstanding options with current exercise prices below the fair market value of Sipex’s common stock at the close of business on September 6, 2005 will also not be subject to the repricing.
     As such, approximately 2.5 million options, with an estimated weighted-average exercise price of $6.19 will be repriced on September 6, 2005 to provide for exercise prices equal to the closing price of Sipex’s common stock as disclosed on the Pink Sheets over-the-counter market on September 6, 2005.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

10.1	2005 Executive Bonus Plan Summary

10.2	Separation Agreement and General Release with Joseph T. Rauschmayer dated September 2, 2005

99.1	Press release dated September 1, 2005, Sipex Announces Chinese Strategic Alliance

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION
(Registrant)

Dated: September 2, 2005	By:	/s/ Clyde R. Wallin

Clyde R. Wallin
Chief Financial Officer and Sr. VP of Finance

EXHIBIT INDEX

10.1	2005 Executive Bonus Plan Summary

10.2	Separation Agreement and General Release with Joseph T. Rauschmayer dated September 2, 2005

99.1	Press release dated September 1, 2005, Sipex Announces Chinese Strategic Alliance